EXHIBIT 10.9

                               SECURITY AGREEMENT

             This SECURITY AGREEMENT is made and entered into as of this 23rd day of February 1999, by and among NA ACQUISITION CORP., a Pennsylvania corporation (the "Borrower"), and ARTRA GROUP INCORPORATED, a Pennsylvania corporation (the "Secured Party").

                                   BACKGROUND

             A. The Borrower and the Secured Party have executed a Loan Agreement of even date herewith (the "Loan Agreement").

             B. The Secured Party is willing to grant the extensions of credit contemplated by the Loan Agreement only on the condition that the Borrower executes and delivers this Security Agreement to the Secured Party.

             C. Capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Loan Agreement. Other terms used herein without definition that are defined in the Uniform Commercial Code, as enacted in the state in which the collateral is located and in effect on the date hereof (the "Uniform Commercial Code") shall have the meanings ascribed to them therein, unless the context requires otherwise.

             NOW, THEREFORE, intending to be legally bound, the Borrower and the Secured Party hereby agree as follows:

             Section 1. Creation of Security Interest. The Borrower hereby grants to the Secured Party a lien and security interest in and to the Assets (as defined in the Loan Agreement) and the property hereinafter described, whether now owned or hereafter acquired or arising and wherever located ("Collateral"):

                      All tangible and intangible personal property of the Borrower, including but not limited to:

                      (a) all accounts, accounts receivable, rights under contracts, chattel paper, instruments, and all obligations due the Borrower for goods sold or to be sold, consigned or leased or to be leased, or services rendered or to be rendered ("Accounts");

                      (b) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods which are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Borrower to others ("Inventory");




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                      (c) all leases and rental agreements for personal property between the Borrower as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Borrower's residual or reversionary rights therein;

                      (d) all machinery, equipment, furniture, fixtures, tools, motor vehicles, and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

                      (e) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all tax refunds, patents, trademarks, rights under license agreements, service marks, tradenames, copyrights and other intellectual property and proprietary rights of any kind;

                      (f) all additions, replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

                      (g) all books and records evidencing or relating to the foregoing, including, without limitation, billing records of every kind and description, customer lists, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing which are in the possession of any affiliate or any computer service bureau;

                      (h) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of the Assets or any of the collateral described in subparagraphs (a) through (g) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory and insurance proceeds; and all such proceeds of the foregoing ("Proceeds").

             Section 2. Secured Obligations. The security interest created herein is given as security for the prompt payment, performance, satisfaction and discharge of the Obligations (as defined in the Loan Agreement).

             Section 3. Representations and Warranties. The Borrower, as of the date hereof and at the time of each advance or extension of credit under the Loan Agreement, represents and warrants as follows:

             3.01 Good Title to Collateral. The Borrower has good and marketable title to the Collateral free and clear of all liens and encumbrances other than the security interests





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granted to the Secured Party hereunder and those encumbrances (if any) set forth in the Loan Agreement.

                      3.02 Location of Books and Records. The locations of the offices where the Borrower maintains its books and records concerning the Collateral are as set forth in Exhibit A.

                      3.03 Chief Executive Office. The chief executive offices of the Borrower are at the address set forth in Exhibit A.

                      3.04 Location of Inventory and Equipment. All Inventory and Equipment of the Borrower is located at one or more of the addresses set forth in Exhibit A.

                      3.05 Other Representations. As of the date of this Security Agreement, each representation, warranty or other statement by the Borrower in, or in connection with, any of the Loan Documents is true and correct and states all material facts necessary to make it not misleading.

             Section 4.  Collection, Disposition and Use of Collateral.

                      4.01 Accounts. The Secured Party hereby authorizes the Borrower to collect all Accounts from the account debtors. Upon the occurrence of a default ("Default") as set forth in Section 6 hereof, the authority hereby given to the Borrower to collect the Proceeds of Accounts in trust for the Secured Party may be terminated by the Secured Party at any time and Secured Party shall have the right at any time thereafter, acting if it so chooses in the Borrower's name, to collect Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, and to do all acts and things necessary or incidental thereto and the Borrower hereby ratifies all such acts. Upon the occurrence of a Default, at the Secured Party's request, the Borrower will notify account debtors and any guarantor thereof that the Accounts payable by such account debtors have been assigned to the Secured Party and shall indicate on all billings to account debtors that payments thereon are to be made to the Secured Party.

                      4.02 Inventory. So long as there has been no Default hereunder, the Borrower shall be permitted to process and sell its Inventory, but only to the extent that such processing and sale are conducted in the ordinary course of the Borrower's business.

                      4.03 Equipment. So long as there has been no Default hereunder, the Borrower shall be permitted to use its Equipment in the ordinary course of its business. No sale, lease or other disposition of any item of equipment shall be permitted, except in accordance with such terms and conditions as the Secured Party shall have expressly approved in writing and except for the sale or other disposition of obsolete Equipment which is no longer used or useful in the Borrower's business.

             Section 5. Power of Attorney. The Borrower hereby appoints the Secured Party as its lawful attorney-in-fact to do, at the Secured Party's option, all acts and things which the Secured





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Party may deem reasonably  necessary or desirable to effectuate its rights under this Security Agreement, including without limitation, (a) file financing statements and otherwise perfect any security interest granted hereby, (b) upon the occurrence of a Default hereunder, communicate with account debtors and other third parties for the purpose of protecting or preserving the Collateral, and (c) upon the occurrence of a Default hereunder which has not been cured in accordance with the terms of the Loan Agreement, in the Borrower's or the Secured Party's name, to demand, collect, receive, and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue or dismiss, with or without prejudice, any suit or proceeding respecting any of the Collateral.

             Section 6. Default. The occurrence of any one or more of the following shall be a default ("Default") hereunder:

                      6.01 Default Under Loan Agreement. The occurrence of an Event of Default under the Loan Agreement or any of the Loan Documents.

                      6.02 Failure to Observe Covenants. The failure of the Borrower to keep, observe or perform any provisions of this Security Agreement, which failure is not cured and remedied within thirty (30) days after written notice thereof is given to the Borrower.

                      6.03 Representations, Warranties. If any representation, warranty or certificate furnished by the Borrower under or in connection with this Security Agreement shall, at any time, be materially false or incorrect.

             Section 7. Secured Party's Rights Upon Default. Upon the occurrence of a default hereunder which has not been cured in accordance with the terms of the Loan Agreement, or at any time thereafter, the Secured Party may immediately and without notice do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Secured Party under the Loan Agreement or any other Loan Document:

                      7.01 Uniform Commercial Code Rights. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including the right to require the Borrower to assemble the Collateral and make it available to the Secured Party at a place reasonably convenient to the parties.

                      7.02 Operation of Collateral. Operate, utilize, recondition and/or refurbish (at the Secured Party's sole option and discretion and in any manner) any of the Collateral which is Equipment, for the purpose of enhancing or preserving the value thereof or the value of any other Collateral.

                      7.03 Notification of Account Debtors. Notify the account debtors for any of the Accounts that such Accounts have been assigned to the Secured Party and that payments are to be made directly to the Secured Party, or to such post office box as the Secured Party may






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direct.  The  Borrower  shall not  compromise,  discharge,  extend  the time for payment or otherwise grant any indulgence or allowance with respect to any Account without the prior written consent of the Secured Party.

                      7.04 Sale of Collateral. Upon five (5) business days' prior written notice to the Borrower, which the Borrower hereby acknowledges to be sufficient, commercially reasonable and proper, sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof and apply the proceeds of any such sale first to the Secured Party's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Obligations. The Borrower waives the benefit of any marshalling doctrine with respect to the Secured Party's exercise of its rights hereunder. The Borrower grants a royalty-free license to the Secured Party for all patents, service marks, trademarks, tradenames, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Secured Party to exercise all rights granted to Secured Party under this Section.

             Section 8. Notices. Any written notices required or permitted by this Security Agreement shall be effective if delivered in accordance with of the Loan Agreement.

             Section 9.  Miscellaneous.

                      9.01 No Waiver. No delay or omission by the Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any further exercise thereof or the exercise of any other right or remedy.

                      9.02 Preservation of Rights. The Secured Party shall have no obligation or responsibility to take any steps to enforce or preserve rights against any parties to any Account and such obligation and responsibility shall be those of the Borrower exclusively.

                      9.03 Successors. The provisions of this Security Agreement shall inure to the benefit of and be binding upon the Secured Party and the Borrower and their respective successors and assigns, provided that the Borrower's obligations hereunder may not be assigned without the written consent of the Secured Party.













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                      9.04  Amendments.  No  modification,  rescission,  waiver, release or amendment of any provisions of this Security Agreement shall be effective unless set forth in a written agreement signed by the Borrower and an authorized officer of the Secured Party.

                      9.05 Governing Law. This Security Agreement shall be construed under the internal laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

                      9.06 Severability. If any provision of this Security Agreement shall be held invalid or unenforceable under applicable law in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of such provision in any other jurisdiction or the validity or enforceability of any other provision of this Security Agreement that can be given effect without such invalid or unenforceable provision.

                      9.07 Judicial Proceedings. Each party to this Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE SECURED PARTY WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

             IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their authorized officers the day and year first above written.

Attest:                                     NA ACQUISITION CORP.


__________________________                  By: __________________________
                                            Title:________________________

                                            ARTRA GROUP INCORPORATED


                                            By: __________________________
                                            Title:________________________








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                                   EXHIBIT A


Location of books and records:

300 Atrium Way
Mt. Laurel, NJ 08054



Location of chief executive office:

300 Atrium Way
Mt. Laurel, NJ 08054



Location of Inventory and Equipment:

300 Atrium Way
Mt. Laurel, NJ 08054


































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